EX-99.B(d)(1)(i)

WELLS FARGO FUNDS TRUST

INVESTMENT ADVISORY AGREEMENT

SCHEDULE A

FUNDS	Fee as % of Avg. Daily Net Asset Value
	Prior to 8/1/04	Effective 8/1/04
1. Asset Allocation Fund	0.75	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

2. California Limited Term Tax-Free Fund	0.40	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

3. California Tax-Free Fund	0.40	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

4. California Tax-Free Money Market Fund	0.30	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.30 0.30 0.275 0.275 0.25

5. California Tax-Free Money Market Trust	0.00	No change

6. Cash Investment Money Market Fund	0.10	No change

7. Colorado Tax-Free Fund	0.40	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

8. C&B Large Cap Value Fund	0.75	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

9. C&B Mid Cap Value Fund	0.75	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

10. C&B Tax-Managed Value Fund	0.75	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

11. Diversified Bond Fund	Based on a blended fee rate of the advisory fees charged by the Wells Fargo Master Trust Portfolios.

FUNDS	Fee as % of Avg. Daily Net Asset Value
	Prior to 8/1/04	Effective 8/1/04
12. Diversified Equity Fund	Based on a blended fee rate of the advisory fees charged by the Wells Fargo Master Trust Portfolios.

13. Diversified Small Cap Fund	Based on a blended fee rate of the advisory fees charged by the Wells Fargo Master Trust Portfolios.

14. Equity Income Fund	0.75	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

15. Equity Index Fund	0.15	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.10 0.10 0.075 0.075 0.05

16. Government Money Market Fund	0.10	No change

17. Growth Balanced Fund	Based on a blended fee rate of the advisory fees charged by the Wells Fargo Master Trust Portfolios.

18. Growth Equity Fund	Based on a blended fee rate of the advisory fees charged by the Wells Fargo Master Trust Portfolios.

19. Growth Fund	0.75	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

20. High Yield Bond Fund	0.60	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40

21. Income Fund	0.50	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

22. Income Plus Fund	0.60	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55 0.50 0.45 0.425 0.40

23. Index Allocation Fund	0.75	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

24. Index Fund	0.15	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.10 0.10 0.075 0.075 0.05

FUNDS	Fee as % of Avg. Daily Net Asset Value
	Prior to 8/1/04	Effective 8/1/04
25. Inflation-Protected Bond Fund	0.50	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

26. Intermediate Government Income Fund	0.50	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

27. International Equity Fund	1.00	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80

28. Large Cap Appreciation Fund	0.70	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.70 0.70 0.65 0.625 0.60

29. Large Cap Value Fund	0.75	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

30. Large Company Growth Fund	0.75	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

31. Limited Term Government Income Fund	0.50	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

32. Liquidity Reserve Money Market Fund	0.35	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.30 0.30 0.275 0.275 0.25

33. Minnesota Money Market Fund	0.30	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.30 0.30 0.275 0.275 0.25

34. Minnesota Tax-Free Fund	0.40	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

35. Moderate Balanced Fund1	Based on a blended fee rate of the advisory fees charged by the Wells Fargo Master Trust Portfolios.

36. Money Market Fund	0.40	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.30 0.30 0.275 0.275 0.25

37. Money Market Trust	0.00	No change

FUNDS	Fee as % of Avg. Daily Net Asset Value
	Prior to 8/1/04	Effective 8/1/04
38. Montgomery Emerging Markets Focus Fund	1.10	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	1.10 1.05 1.00 0.975 0.95

39. Montgomery Institutional Emerging Markets Fund	1.10	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	1.10 1.05 1.00 0.975 0.95

40. Montgomery Mid Cap Growth Fund	0.75	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.75 0.70 0.65 0.625 0.60

41. Montgomery Short Duration Government Bond Fund	0.50	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

42. Montgomery Small Cap Fund	0.90	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75

43. Montgomery Total Return Bond Fund	0.50	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

44. National Limited Term Tax-Free Fund	0.40	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

45. National Tax-Free Fund	0.40	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

46. National Tax-Free Money Market Fund	0.10	No change

47. National Tax-Free Money Market Trust	0.00	No change

48. Nebraska Tax-Free Fund	0.50	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.40 0.35 0.30 0.275 0.25

49. Outlook Today Fund	0.70	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

50. Outlook 2010 Fund	0.70	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

FUNDS	Fee as % of Avg. Daily Net Asset Value
	Prior to 8/1/04	Effective 8/1/04

51. Outlook 2020 Fund	0.70	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

52. Outlook 2030 Fund	0.70	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

53. Outlook 2040 Fund	0.70	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.65 0.60 0.55 0.525 0.50

54. Overland Express Sweep Fund	0.45	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.30 0.30 0.275 0.275 0.25

55. Overseas Fund	1.00	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80

56. Prime Investment Money Market Fund	0.10	No change

57. SIFE Specialized Financial Services Fund	0.95	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80

58. Small Cap Growth Fund	0.90	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75

59. Small Cap Opportunities Fund	0.90	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75

60. Small Company Growth Fund	0.90	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75

61. Small Company Value Fund	0.90	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.90 0.85 0.80 0.775 0.75

62. Specialized Health Sciences Fund	0.95	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.95 0.90 0.85 0.825 0.80

63. Specialized Technology Fund	1.05	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	1.05 1.00 0.95 0.925 0.90

FUNDS	Fee as % of Avg. Daily Net Asset Value
	Prior to 8/1/04	Effective 8/1/04

64. Stable Income Fund	0.50	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

65. Strategic Growth Allocation Fund	Based on a blended fee rate of the advisory fees charged by the Wells Fargo Master Trust Portfolios.

66. Strategic Income Fund	Based on a blended fee rate of the advisory fees charged by the Wells Fargo Master Trust Portfolios.

67. Tactical Maturity Bond Fund	0.50	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45 0.40 0.35 0.325 0.30

68. Treasury Plus Money Market Fund	0.10	No change

69. WealthBuilder Conservative Allocation Portfolio	0.20	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.20 0.20 0.175 0.175 0.15

70. WealthBuilder Equity Portfolio	0.35	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.20 0.20 0.175 0.175 0.15

71. WealthBuilder Growth Allocation Portfolio	0.20	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.20 0.20 0.175 0.175 0.15

72. WealthBuilder Growth Balanced Portfolio	0.35	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.20 0.20 0.175 0.175 0.15

73. WealthBuilder Moderate Balanced Portfolio	0.20	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.20 0.20 0.175 0.175 0.15

74. WealthBuilder Tactical Equity Portfolio	0.35	0-499M 500-999M 1-2.99B 3-4.99B >4.99B]	0.20 0.20 0.175 0.175 0.15

75. 100% Treasury Money Market Fund	0.35	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.30 0.30 0.275 0.275 0.25

Most Recent annual agreement approval by the Board of Trustees: May 18, 2004 Schedule A amended: August 10, 2004

The foregoing fee schedule is agreed to as of August 10, 2004 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:	/s/ C. David Messman
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:	/s/ Andrew Owen
Andrew Owen
Senior Vice President